UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 11, 2022
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200
Houston,	Texas	77024
(Address of principal executive offices, including zip code)

(281)	675-9000
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”
On May 11, 2022, Murphy Oil Corporation held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors
The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.
				Broker
	For	Against	Abstain	Non-Votes
T. Jay Collins	125,023,790	1,928,920	66,276	13,950,047
Steven A. Cossé	125,782,634	1,178,726	57,626	13,950,047
Claiborne P. Deming	125,610,100	1,359,440	49,446	13,950,047
Lawrence R. Dickerson	124,740,750	2,218,855	59,381	13,950,047
Michelle A. Earley	126,625,281	319,142	74,563	13,950,047
Roger W. Jenkins	125,903,135	1,064,391	51,460	13,950,047
Elisabeth W. Keller	124,456,975	2,498,510	63,501	13,950,047
James V. Kelley	122,069,973	4,600,262	348,751	13,950,047
R. Madison Murphy	124,123,352	2,844,362	51,272	13,950,047
Jeffrey W. Nolan	126,249,894	697,427	71,665	13,950,047
Robert N. Ryan, Jr.	126,320,793	640,004	58,189	13,950,047
Neal E. Schmale	124,105,173	2,854,659	59,154	13,950,047
Laura A. Sugg	126,464,418	487,762	66,806	13,950,047

Proposal 2 – Advisory Vote to Approve Executive Compensation	125,268,626	1,567,495	182,865	13,950,047
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.

Proposal 3 – Approval of the Action of the Audit Committee of the Board of Directors in Appointing KPMG LLP as the Company's Independent Registered Public Accounting Firm for 2022	137,507,638	3,380,428	80,967
The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2022 was approved by the vote of stockholders as shown.
Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: May 11, 2022
	By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

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